UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2009 (June 29, 2009)
Date of Report (Date of earliest event reported)

MidAmerican Energy Holdings Company
(Exact name of registrant as specified in its charter)

Iowa	001-14881	94-2213782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

666 Grand Avenue, Suite 500 Des Moines, Iowa		50309-2580
(Address of principal executive offices)		(Zip code)

515-242-4300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

____________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

As previously disclosed in MidAmerican Energy Holdings Company (“MEHC”) and subsidiaries’ (collectively, the “Company”) Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 (the “Form 10-Q”), the Company adopted the provisions of Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51,” (“SFAS No. 160”) on January 1, 2009. The adoption of SFAS No. 160 did not have a material impact on the Company’s financial condition, results of operations or cash flows. However, as a result of the retrospective presentation and disclosure requirements of SFAS No. 160, the Company reclassified noncontrolling interests as a separate component of equity on the Consolidated Balance Sheets for all periods presented in the Form 10-Q. Previously, these amounts were reported separately as minority interest and preferred securities of subsidiaries on the Consolidated Balance Sheets.

The effect on the Consolidated Balance Sheets related to the adoption of SFAS No. 160 is summarized as follows (in millions):

	As of December 31,
	2008	2007

Total shareholders’ equity, as previously reported(1)	$10,207	$9,326
SFAS No. 160 reclassification of noncontrolling interests	270	256
Total equity, as adjusted for the adoption of SFAS No. 160	$10,477	$9,582

Additionally, the adoption of SFAS No. 160 had the effect of reclassifying net income attributable to noncontrolling interests on the Consolidated Statements of Operations from minority interest and preferred dividends of subsidiaries to a separate financial statement caption. SFAS No. 160 requires that net income be adjusted to include the net income attributable to noncontrolling interests, and a separate financial statement caption for net income attributable to MEHC be presented on the Consolidated Statements of Operations.

The effect on the Consolidated Statements of Operations related to the adoption of SFAS No. 160 is summarized as follows (in millions):

	Years Ended December 31,
	2008	2007	2006

Net income, as previously reported(1)	$1,850	$1,189	$916
SFAS No. 160 reclassification of noncontrolling interests	21	30	27
Net income, as adjusted for the adoption of SFAS No. 160	1,871	1,219	943
Net income attributable to noncontrolling interests	21	30	27
Net income attributable to MEHC	$1,850	$1,189	$916

SFAS No. 160 also required a change to MEHC’s presentation of net income on the Consolidated Statements of Cash Flows to include the portion of net income attributable to noncontrolling interests with a corresponding reduction in other, net operating activities. The change did not impact the Company’s cash flows from operations.

(1)	As originally presented in Item 8 – Financial Statements and Supplementary Data of MEHC’s Annual Report on Form 10-K for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN ENERGY HOLDINGS COMPANY
(Registrant)
Date: June 29, 2009
/s/ Douglas L. Anderson
Douglas L. Anderson
Senior Vice President
and General Counsel